Exhibit 1



                             JOINT FILING AGREEMENT

                  Pursuant to Rule 13d-1(f)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement to which this Exhibit is attached is filed on behalf of each of them.



February 12, 1998
-----------------
      Date
                                                  /s/ John C Head III
                                                  ------------------------------
                                                  JOHN C HEAD III


                                                  /s/ Madie Ivy
                                                  ------------------------------
                                                  MADIE IVY



                                                  HMI PARTNERS L.P.

                                                  By:    Heracles-B L.P.,
                                                         its General Partner

                                                  By: /s/ John C Head III
                                                     ---------------------------
                                                     Name: John C Head III
                                                     Title: General Partner


                                                  HERACLES-B L.P.


                                                  By: /s/ John C Head III
                                                     ---------------------------
                                                     Name: John C Head III
                                                     Title: General Partner

                                                  ESG PARTNERS (BERMUDA) L.P.

                                                  By:    Heracles ESG L.L.C.,
                                                         its General Partner


                                                  By: /s/ John C Head III
                                                     ---------------------------
                                                     Name: John C Head III
                                                     Title: Managing Member


                                                  HERACLES ESG L.L.C.


                                                  By: /s/ John C Head III
                                                     ---------------------------
                                                     Name: John C Head III
                                                     Title: General Partner


                                     Page 17